UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: March 21 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 21, 2014, Registrant issued a news release announcing its unaudited earnings and results of operations for the fourth quarter and full year ended January 31, 2014. A copy of the March 21, 2014 news release is attached hereto as Exhibit 99.1 to this Form 8-K.

The above information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the above information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 20, 2014, Registrant’s Board of Directors (the “Board”) resolved to amend section 2.02 of Registrant’s Amended and Restated By-laws (the “By-laws”) to provide that director nominees must be younger than 74 years of age (rather than 72 years of age, as set forth in the By-laws prior to such amendment) when elected or appointed to the Board. As so amended, Section 2.02 of the By-laws now reads as follows:

SECTION 2.02. Qualifications and Number of Directors. Directors need not be stockholders. The number of directors which shall constitute the whole Board shall be ten (10), but such number as determined by the Board of Directors may be increased or decreased and subsequently again from time to time increased or decreased by an amendment to these By-Laws, provided that no decrease to such number by action of the Board of Directors shall in itself effect the removal of any sitting director. In order to qualify for election or appointment, directors shall be younger than 74 years when elected or appointed, provided that the Board of Directors may, by specific resolution, waive the provisions of this sentence with respect to an individual director whose continued service is deemed uniquely important to the Corporation.

A copy of the full text of the By-laws is attached hereto as Exhibit 3.2 to this Form 8-K.

Item 8.01    Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Tiffany & Co. Employee Incentive Plan, as amended and restated, and pursuant to various retirement plans, formal agreements and informal agreements. As part of its ongoing review of compensation practices and arrangements, the Compensation Committee of the Board adopted new grant and award terms as follows: Time-Vesting Restricted Stock Unit Grants, Performance-Based Restricted Stock Unit Grants, Form of Non-Competition and Confidentiality Covenants, and Cash Incentive Award Agreement (fiscal 2014) for certain Executive Officers, and adopted a revised Share Ownership Policy for Executive Officers and Directors. The forms of such agreements and terms are attached hereto, respectively, as Exhibits 10.28p, 10.28q, 10.28r, 10.139d and 10.152 to this Form 8-K.

In connection with the appointment of Ralph Nicoletti as Registrant’s Executive Vice President - Chief Financial Officer, effective April 2, 2014, the Compensation Committee of the Board made the following equity and non-equity grants to him, each under the 2005 Tiffany & Co. Employee Incentive Plan, as amended and restated: (i) a special one-time grant of time-vesting restricted stock units, with a grant date fair value of $1,500,000, scheduled to vest on the three-year anniversary of the grant date; (ii) a grant of performance-based restricted stock units, with a grant date fair value of $1,500,000, scheduled to vest in March 2017, following the completion of the three-year performance period, contingent on certain performance goals being met; (iii) a grant of time-vesting stock options with a grant date fair value of $750,000, scheduled to vest ratably over four years, on each anniversary date of the grant; and (iv) a non-equity annual incentive award equal to $1,050,000, scheduled to vest in March 2015, contingent on certain performance goals being met.

At a meeting of the Nominating/Corporate Governance Committee of the Board, held on March 20, 2014, the Committee adopted revised Corporate Governance Principles for Registrant, which reflect, among other items, the Committee’s decision to increase the maximum age for director nominees and appointees. The amended and restated Corporate Governance Principles are attached hereto as Exhibit 10.153 to this Form 8-K.

On March 21, 2014, Registrant issued a news release announcing that the Board approved a new stock repurchase program. Registrant’s previous stock repurchase program had expired at the end of January 2014. This new program, which expires on March 31, 2017, authorizes Registrant to repurchase up to $300 million of its Common Stock through open market transactions. Purchases are discretionary and will be made from time to time based on market conditions and Registrant’s liquidity needs. A copy of the March 21, 2014 news release is attached hereto as Exhibit 99.2 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

3.2	Restated By-laws of Registrant, as last amended March 20, 2014.

10.28p	Terms of Time-Vesting Restricted Stock Unit Grant to Executive Officers as adopted on November 20, 2013 under Registrant's 2005 Employee Incentive Plan.

10.28q
Terms of 2014 Performance-Based Restricted Stock Unit Grants to Executive Officers as adopted on January 16, 2014 for use with grants made that same date under Registrant's 2005 Employee Incentive Plan.

10.28r
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s Executive Officers, and Time-Vesting Restricted Unit Awards and Certain Non-Qualified Retirement Contributions made to other officers of Registrant’s affiliated companies pursuant to the Registrant’s 2005 Employee Incentive Plan and Pursuant to the Tiffany and Company Deferral Plan.

10.139d	Form of Fiscal 2014 Cash Incentive Award Agreement for certain executive officers as adopted on March 19, 2014 under Registrant's 2005 Employee Incentive Plan.

10.152	Share Ownership Policy for Executive Officers and Directors, Amended and Restated as of March 20, 2014.

10.153	Corporate Governance Principles, amended and restated as of March 20, 2014.

99.1	News Release dated March 21, 2014.

99.2	News Release dated March 21, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: March 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.2	Restated By-laws of Registrant, as last amended March 20, 2014.

10.28p	Terms of Time-Vesting Restricted Stock Unit Grant to Executive Officers as adopted on November 20, 2013 under Registrant's 2005 Employee Incentive Plan.

10.28q
Terms of 2014 Performance-Based Restricted Stock Unit Grants to Executive Officers as adopted on January 16, 2014 for use with grants made that same date under Registrant's 2005 Employee Incentive Plan.

10.28r
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s Executive Officers, and Time-Vesting Restricted Unit Awards and Certain Non-Qualified Retirement Contributions made to other officers of Registrant’s affiliated companies pursuant to the Registrant’s 2005 Employee Incentive Plan and Pursuant to the Tiffany and Company Deferral Plan.

10.139d	Form of Fiscal 2014 Cash Incentive Award Agreement for certain executive officers as adopted on March 19, 2014 under Registrant's 2005 Employee Incentive Plan.

10.152	Share Ownership Policy for Executive Officers and Directors, Amended and Restated as of March 20, 2014.

10.153	Corporate Governance Principles, amended and restated as of March 20, 2014.

99.1	News Release dated March 21, 2014.

99.2	News Release dated March 21, 2014.

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